SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 5, 2010 (March 3, 2010)

DYNEGY INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2010, the Board of Directors of Dynegy Inc. (the “Board”) granted performance unit incentives, restricted stock awards and stock option awards to the executive officers and other key personnel of Dynegy Inc. (“Dynegy”).  These awards were made subject to the attached form award agreements.

The performance units require the attainment of certain performance goals (Dynegy’s stock price and Adjusted EBITDA goals) over the three-year period following the granting of the opportunity for any actual award to be earned.  Actual payments, if any, pursuant to these performance incentives, which are reflected as units valued at $100 each and payable in cash or shares of Dynegy’s common stock at the Compensation and Human Resources Committee’s discretion, may range from zero to 200% of the performance target payment levels.  In the event a change in control occurs during the performance period, payout will be made at a minimum of 100% of performance target payment levels.  The forms of Performance Award Agreements are attached hereto as Exhibits 10.1 and 10.2.

Copies of the form agreements for Dynegy’s other equity awards for the 2009 performance year, including restricted stock award agreements and non-qualified stock option award agreements, are attached hereto as Exhibits 10.3, 10.4, 10.5 and 10.6.

On March 3, 2010, the Board approved the First Amendment to Performance Award Agreement (the “Amendment”), which amends the 2009 Form of Performance Award Agreement.  The original 2009 Form of Performance Award Agreement authorized the adjustment of the performance goals contained therein to reflect actions undertaken in the best interest of Dynegy and its shareholders, including, but not limited to, strategic transactions affecting the performance goals.  Consistent with this authorization, the Amendment, filed here as Exhibit 10.7, proportionately reduces the performance goals related to Adjusted EBITDA that were included in the 2009 performance unit incentives to reflect the 2009 sale of certain assets pursuant to a previously announced strategic transaction, the earnings from which were included in the original Adjusted EBITDA performance goal targets for 2010-2011.  The Adjusted EBITDA metrics were adjusted as follows:

2009 Adjusted EBITDA Metrics	Amended Adjusted EBITDA Metrics
Threshold: $2.4 Billion	Threshold: $2.1 Billion
Target: $2.7 Billion	Target: $2.4 Billion
Maximum: $3.3 Billion	Maximum: $3.0 Billion

The forgoing descriptions of the award agreements and amendment do not purport to be complete, are intended only as a summary and are qualified in their entirety by reference to the complete text of such agreements filed herewith and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

10.1 10.2 10.3 10.4 10.5 10.6 10.7
Form of Performance Award Agreement with Bruce A. Williamson, dated March 3, 2010
Form of Performance Award Agreement, dated March 3, 2010
Form of Restricted Stock Award Agreement with Bruce A. Williamson, dated March 3, 2010
Form of Restricted Stock Award Agreement, dated March 3, 2010
Form of Non-Qualified Stock Option Award Agreement with Bruce A. Williamson, dated March 3, 2010
Form of Non-Qualified Stock Option Award Agreement, dated March 3, 2010
First Amendment to the 2009 Form of Performance Award Agreement, effective as of March 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: March 5, 2010	By:	/s/ Kimberly M. O’Brien
	Name:	Kimberly M. O’Brien
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document

10.1 10.2 10.3 10.4 10.5 10.6 10.7
Form of Performance Award Agreement with Bruce A. Williamson, dated March 3, 2010
Form of Performance Award Agreement, dated March 3, 2010
Form of Restricted Stock Award Agreement with Bruce A. Williamson, dated March 3, 2010
Form of Restricted Stock Award Agreement, dated March 3, 2010
Form of Non-Qualified Stock Option Award Agreement with Bruce A. Williamson, dated March 3, 2010
Form of Non-Qualified Stock Option Award Agreement, dated March 3, 2010
First Amendment to the 2009 Form of Performance Award Agreement, effective as of March 3, 2010